LOAN MODIFICATION AGREEMENT

THIS LOAN MODIFICATION AGREEMENT (“Amendment”) is dated effective as of March 15, 2013 by and among HARTMAN PARKWAY LLC, a Texas limited liability company (“Hartman Parkway”), HARTMAN BENT TREE GREEN, LLC, a Texas limited liability company (“Hartman Bent Tree”), HARTMAN RICHARDSON HEIGHTS PROPERTIES, LLC, a Texas limited liability company (“Richardson”), HARTMAN SHORT TERM INCOME PROPERTIES XX, INC., a Maryland corporation (“XX”), and HARTMAN COOPER STREET PLAZA, LLC, a Texas limited liability company (“Cooper” and, collectively with Hartman Parkway, Hartman Bent Tree, Richardson and XX, the “Borrower”); and TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, a national banking association (together with its successors and assigns, the “Bank”).

RECITALS

A.                 Bank previously made a revolving loan (the “Loan”) in the principal sum of the lesser of the Borrowing Limit and $30,000,000 evidenced, governed and secured by, inter alia, that certain Loan Agreement made and entered into as of May 10, 2012 by Bank, Richardson, XX and Cooper, as amended by that certain Loan Modification Agreement dated October 16, 2012 by and among Bank, Richardson, XX, Cooper and Hartman Bent Tree (as amended, the “Loan Agreement”).

B.                 Borrower on or about the date hereof, has sold or will sell the McDonald’s Pad Site which will reduce the Borrowing Base by $500,000.

C.                 Borrower has requested that Bank (i) take into account the sale of the McDonald’s Pad Site and increase the amount of the Borrowing Base to $20,500,000 plus the Alamo Construction Reserve Amount for a total Borrowing Base of $22,500,000; (ii) add Hartman Parkway as a “Borrower” under the Loan, the Loan Agreement and the other Loan Documents; and (iii) add the Parkway Plaza I and II Property to the Borrowing Base Properties.  Bank is willing to so modify the Loan Documents, subject to the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties, intending to be legally bound, hereby agree as follows:

ARTICLE I
Recitals and Definitions

Section 1.01.  Recitals.  The foregoing recitals are hereby incorporated into and made a part of this Amendment for all purposes.

Section 1.02.

Definitions.  Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Loan Agreement.  Definitions contained in the Loan Agreement, as amended hereby, and in the other Loan Documents which identify agreements, instruments or documents shall be deemed to include all amendments and supplements to such agreements, instruments and documents and, without any obligation on the part of Bank to enter into any future amendments, modifications or supplements, all future amendments, modifications, and supplements thereto entered into from time to time.

ARTICLE II
Amendments

Section 2.01.  Amendments to Loan Agreement.

(a)                Section 1.1 of the Loan Agreement is hereby amended by adding the following definitions in their appropriate alphabetical order:

“?March 2013 Loan Modification Agreement’ means that certain Loan Modification Agreement dated effective as of March 15, 2013 by and among Hartman Parkway, Hartman Bent Tree, Richardson, XX, Cooper, and Bank.”

“?Hartman Parkway’ means Hartman Parkway LLC, a Texas limited liability company.”

“?Parkway Plaza I and II Deed of Trust’ means that certain Deed of Trust, Security Agreement, Financing Statement and Absolute Assignment of Rents dated effective as of March 15, 2013 covering the Parkway Plaza I and II Property to secure payment and performance of the Indebtedness and Obligation, as such may be amended from time to time.”

“?Parkway Plaza I and II Land’ means the Land as defined in the Parkway Plaza I and II Deed of Trust.”

“?Parkway Plaza I and II Property’ means the Mortgaged Property as defined in the Parkway Plaza I and II Deed of Trust.”

(b)               Section 1.1 of the Loan Agreement is hereby amended by amending and restating the following definitions in their entirety:

“?Borrowing Base’ means the amount most recently determined and designated by the Bank as the Borrowing Base in accordance with Section 2.13 hereof, as such Borrowing Base is reduced or increased in accordance with Section 2.13 hereof.  The Borrowing Base under Section 2.13 is, subject to the completion by Borrower satisfactory to Bank of all of the conditions precedent under the March 2013 Loan Modification Agreement, deemed to be, as of the date of the March 2013 Loan Modification Agreement, $20,500,000 plusthe Alamo Construction Reserve Amount.”

“?Borrowing Base Properties’ means the real property and improvements identified on Exhibit A to the March 2013 Loan Modification Agreement provided such real property and improvements are secured by a first and prior deed of trust liens encumbering such real property and improvements satisfactory to Bank.”

“?Deed of Trust’ means one or more Deeds of Trust, Security Agreement, Financing Statement and Absolute Assignment of Rents covering the Property to secure payment and performance of the Indebtedness and Obligation, as such may be amended from time to time.”

“?Land’ means the parcels of real property described in Exhibit B attached to the March 2013 Loan Modification Agreement.”

Section 2.02.  Amendment to Environmental Indemnity Agreement.  Recital A to that certain Environmental Indemnity Agreement dated effective as of May 10, 2012 executed by Borrower and Bank is hereby amended and restated to read in its entirety as follows:

“A.       Lender made a (‘Loan’) to Indemnitor under and pursuant to the terms and provisions of that certain Loan Agreement between Lender and Borrower dated effective as of May 10, 2012 (as amended from time to time, the ‘Loan Agreement’) and evidenced by that certain Promissory Note (as amended from time to time, the ‘Note’) executed by Indemnitor and payable to the order of Lender in the original principal amount of THIRTY MILLION AND NO/100 DOLLARS ($30,000,000.00), secured by, among other things, one or more Deeds of Trust, Security Agreement, Financing Statement and Absolute Assignment of Rents (collectively, the ‘Deed of Trust’) which Indemnitor (or one of them) has executed and delivered or from time to time executes and delivers to John Hudgins, as Trustee (‘Trustee’), for the benefit of Lender, covering certain real property (‘Land’) described in Exhibit B attached to the March 2013 Loan Modification Agreement(as defined in the Loan Agreement), together with the Improvements located thereon and certain Personalty described in the Deed of Trust (the Land, together with said Improvements, Personalty and other property described in the Deed of Trust being referred to herein as the ‘Mortgaged Property’) (the Note, the Deed of Trust, the Loan Agreement, this Agreement and all other documents or instruments evidencing, securing or pertaining to the Loan, as may be amended from time to time, shall be collectively referred to as the ‘Loan Documents’); and”

ARTICLE III

Conditions

Section 3.01.  Conditions Precedent.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, in form and substance satisfactory to Bank, unless specifically waived in writing by Bank:

(a)                Bank shall have received this Amendment originally executed and delivered by Borrower;

(b)               Bank shall have received an Amended and Restated Note originally executed and delivered by Borrower;

(c)                Bank shall have received the Parkway Plaza I and II Deed of Trust executed by Borrower;

(d)               Bank shall have received an Assignment of Rents for the Parkway Plaza I and II Property executed by Borrower;

(e)                Bank shall have received an attorney invoice and representation letter executed by Borrower;

(f)                Bank shall have received an authority certificate executed by an officer of Borrower;

(g)                Bank shall have received each of the following with respect to the property described in the Parkway Plaza I and II Deed of Trust referenced in provision (c) above:

(i)                 copy of the existing owner’s policy;

(ii)               mortgagee title policy for the Parkway Plaza I and II Property from a title company satisfactory to Bank;

(iii)             tax certificate;

(iv)             survey;

(v)               evidence of property and liability insurance;

(vi)             flood certificate;

(vii)           Phase I environmental report;

(viii)         property condition report;

(ix)             certificate of occupancy;

(x)               rent roll;

(xi)             copies of lease agreements;

(xii)           tenant estoppels executed by the tenants;

(xiii)         subordination, non-disturbance and attornment agreements executed by the tenants; and

(xiv)         an appraisal of the Parkway Plaza I and II Property indicating an appraised value satisfactory to Bank in all respects;

(h)               Bank shall have received from Borrower such UCC lien searches as Bank may require;

(i)                 The representations and warranties contained herein, in the Loan Agreement, as amended hereby, and in each other Loan Document, as amended of even date herewith, shall be true and correct as of the date hereof, as if made on the date hereof;

(j)                 No Default or Event of Default shall have occurred and be continuing;

(k)               All corporate and limited partnership proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto, shall be satisfactory to Bank;

(l)                 Bank shall have received from Borrower a renewal fee in the amount of $30,000;

(m)             Bank shall have received from Borrower payment of all expenses incurred by Bank to date, including attorneys’ fees and costs; and

(n)               Bank shall have received such other documents, instruments or certificates as Bank and its counsel may reasonably require, including such documents as Bank in its sole discretion deems necessary or appropriate to effectuate the terms and conditions of this Amendment and the Loan Documents.

ARTICLE IV
Ratifications, Representations and Warranties

Section 4.01.  Ratifications.  The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect.  The Loan Agreement, as amended, and the other Loan Documents, as amended, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

Section 4.02.  Representations and Warranties.  Borrower hereby represents and warrants to Bank as follows:

(a)                the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of Borrower and do not and will not conflict with or violate any provision of any applicable law, the organizational documents of, or any agreement, document, judgment, license, order or permit applicable to or binding upon any of the Borrower, or the Collateral; and no consent, approval, authorization or order of and no notice to or filing with, any court or governmental authority or third person is required in connection with the execution, delivery or performance of this Amendment or to consummate the transactions contemplated hereby;

(b)               the representations and warranties contained in the Loan Agreement, as amended, and in each of the other Loan Documents, as amended, are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate to an earlier date;

(c)                Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement, as amended, and in each of the other Loan Documents, as amended;

(d)               Borrower acknowledges and agrees that Bank is in full compliance with all covenants and agreements contained in the Loan Agreement, as amended, and in each of the other Loan Documents, as amended;

Section 4.03.  Modification.  Borrower acknowledges and agrees that (a) this Amendment shall not constitute a novation or otherwise extinguish the Indebtedness and Obligations evidenced by the Loan Agreement, as amended, or the other Loan Documents, as amended; (b) the Indebtedness shall be paid in accordance with the terms and conditions of the Loan Agreement, as amended, and the other Loan Documents, as amended; and (c) Borrower has no right of offset, defense, or counterclaim to the payment and performance of the Indebtedness and Obligations under the Loan Agreement, as amended, or any other Loan Document, as amended.  Borrower hereby acknowledges, ratifies, reaffirms, grants, and re-grants to Bank a first priority, perfected lien and security interest in the Collateral to secure the payment and performance of the Indebtedness and Obligations, which security interest is and shall remain in full force and effect and binding on Borrower, and Borrower acknowledges and agrees that the liens and security interests of each Deed of Trust are valid and subsisting liens and security interests and are superior to all other liens and security interests.  Nothing herein contained shall affect or impair the validity or priority of the liens and security interests under each Deed of Trust and the other Loan Documents.  Except as otherwise specifically set forth herein, Bank has made no commitment, either express or implied, to extend the Maturity Date, or to provide Borrower with any financing, beyond the Maturity Date, it being expressly acknowledged and agreed to by Borrower that the Indebtedness shall be due and payable in full on the Maturity Date.

Section 4.04.  Joinder of Hartman Parkway.  Harman Parkway hereby makes each representation and warranty set forth in Article Three of the Loan Agreement to the same extent as each other Borrower, and hereby agrees, as of the date first above written, (a) to be bound as a Borrower by all of the terms and provisions of the Loan Agreement and the other Loan Documents to the same extent of each of the other Borrowers and (b) to comply with and be subject to all of the terms, conditions, covenants, agreements and obligations set forth in the Loan Agreement and the other Loan Documents.  Hartman Parkway further agrees, as of the date first above written that each reference in the Loan Agreement to a “Borrower” shall also mean and be a reference to Hartman Parkway.

ARTICLE V
Miscellaneous

Section 5.01.  Survival of Representations and Warranties.  All representations and warranties made in this Amendment, the Loan Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Bank or any closing shall affect the representations and warranties or the right of Bank to rely upon them.

Section 5.02.  Reference to Loan Agreement and the Other Loan Documents.  Each of the Loan Documents, including the Loan Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement and the other Loan Documents, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement or any other Loan Document shall mean a reference to the Loan Agreement and the other Loan Documents as amended hereby or of even date herewith, and as may be further amended from time to time.

Section 5.03.  Expenses of Bank.  As provided in the Loan Agreement, Borrower agrees to pay on demand all reasonable costs and expenses incurred by Bank in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements hereto, including, without limitation, the reasonable costs and fees of Bank’s legal counsel, and all reasonable costs and expenses incurred by Bank in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Document.

Section 5.04.  RELEASE.  BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO PAY AND PERFORM THE INDEBTEDNESS AND OBLIGATIONS UNDER THE LOAN DOCUMENTS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE BANK.  BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE BANK, ITS PREDECESSORS, AGENTS, EMPLOYEES, ATTORNEYS, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES (OR ANY OF THEM), IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY OF THE OBLIGATIONS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT, AS AMENDED, OR OTHER LOAN DOCUMENTS, AS AMENDED, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.  WITHOUT LIMITING ANY PROVISION OF THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT THE RELEASED CLAIMS INCLUDE ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER (INCLUDING ATTORNEYS’ FEES) ARISING OUT OF OR RESULTING FROM THE SOLE CONTRIBUTORY OR ORDINARY NEGLIGENCE OF THE RELEASED PARTIES (OR ANY ONE OF THEM).

Section 5.05.  Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable in such jurisdiction.

Section 5.06.  APPLICABLE LAW.  THIS AMENDMENT AND, EXCEPT AS OTHERWISE SET FORTH THEREIN, THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE BANK SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

Section 5.07.  Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of the Bank, the Borrower, and their respective successors and assigns, except the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Bank.

Section 5.08.  Counterparts; Facsimiles.  This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.  Delivery of an executed counterpart of this Amendment by facsimile or portable document format (pdf) shall be equally as effective as delivery of an executed original counterpart and shall constitute a covenant to deliver an executed original counterpart, but the failure to do so shall not affect the validity, enforceability and binding effect of this Amendment.

Section 5.09.  Further Assurances.  Borrower shall execute and deliver, or cause to be executed and delivered, to the Bank such documents and agreements, and shall take or cause to be taken such actions as the Bank may, from time to time, reasonably request to carry out the terms of this Amendment and the other Loan Documents.

Section 5.10.  Headings.  The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 5.11.  ENTIRE AGREEMENT.  THIS AMENDMENT, THE LOAN AGREEMENT, THE NOTE, AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED, REPRESENT THE ENTIRE AGREEMENT AMONG THE PARTIES RELATED TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Section 5.12.  Amendment as a Loan Document.  This Amendment constitutes a Loan Document and any failure of the Borrower to comply with the terms and conditions of this Amendment shall result in an Event of Default under the Loan Agreement.

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IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first written above.

BANK:

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

By:

Elizabeth W. Falco, SVP Corporate Banking

BORROWER:

HARTMAN RICHARDSON HEIGHTS PROPERTIES, LLC,

a Texas limited liability company

By:

Allen R. Hartman, President

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.,

a Maryland corporation

By:

Allen R. Hartman, President

HARTMAN COOPER STREET PLAZA, LLC,

a Texas limited liability company

By:

Allen R. Hartman, President

HARTMAN BENT TREE GREEN, LLC,

a Texas limited liability company

By:

Allen R. Hartman, President

HARTMAN PARKWAY LLC,

a Texas limited liability company

By:

Allen R. Hartman, President

EXHIBIT A

Borrowing Base Properties

Borrowing Base Properties.  As of the date of the March 2013 Loan Modification Agreement, the Borrowing Base Properties are as follows:

Richardson Heights – (100 South Central Expressway, Richardson, Texas, 75080)

Cooper Street Plaza – (4601 South Cooper Street, Arlington, Texas 76017)

Bent Tree – (17300 Dallas Parkway, Dallas, Texas 75248)

Parkway Plaza I and II – (14110 North Dallas Parkway, Dallas, Texas 75254)

EXHIBIT B

LAND

[see attached]